EXHIBIT 10.46

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment Agreement”) is made and entered into as of March 24, 2005, by and among BEARINGPOINT, INC., a Delaware corporation (the “Borrower”), EACH OF THE GUARANTORS (as defined in the Credit Agreement), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the lenders party thereto (collectively, the “Lenders” and individually each a “Lender”) and the Borrower have entered into that certain Credit Agreement dated as of December 17, 2004, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 17, 2005 (as hereby and from time to time amended, restated, amended and restated, extended, supplemented, modified or replaced, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have agreed to make and have made available to the Borrower a revolving credit facility in an aggregate principal amount of $300,000,000; and

WHEREAS, the Borrower has requested, among other things, that that certain terms of the Credit Agreement be amended and a Schedule to the Credit Agreement be added, each in the manner set forth herein, and the Administrative Agent and the Lenders, subject to the terms and conditions contained herein, are willing to effect such amendment on the terms and conditions contained in this Amendment Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 2.02 of the Credit Agreement is further amended to restate clause (a) thereof in its entirety to read as follows:

(a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 2:00 p.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Committed Loans, (ii) four Business Days (or five Business Days in the case of a Special Notice

Currency or a Borrowing or a continuation of Eurocurrency Rate Loans denominated in Yen or Australian Dollars) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base Rate Committed Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Committed Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, and (vi) the currency of the Committed Loans to be borrowed. If the Borrower fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Committed Loans so requested shall be made in Dollars. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Committed Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Committed Loan and reborrowed in the other currency.

(b) Section 2.12 of the Credit Agreement is further amended to restate the last sentence to clause (a) thereof in its entirety to read as follows:

If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided, however, if such next following Business Day occurs after the

Maturity Date, payment shall be made on the Business Day immediately preceding the Maturity Date and such reduction of time shall be reflected in computing interest or fees, as the case may be.

(c) Section 4.02 of the Credit Agreement is hereby amended to restate the introductory clause thereof in its entirety to read as follows:

4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent set forth in clauses (a) through (e) below; provided, that the obligation of each Lender to honor any Request for Credit Extension that is a Borrowing is subject to the further condition precedent in clause (f) below:

(d) Section 4.02 of the Credit Agreement is hereby further amended to restate clause (f) thereof in its entirety to read as follows:

(f) For any Request for Credit Extension that is a Borrowing, the Borrower shall have provided written evidence satisfactory to the Lenders that (i) not less than $40,000,000 in the aggregate has been, and as of the date of such Request for Credit Extension remains, repatriated from Foreign Subsidiaries to the Borrower or its Domestic Subsidiaries and (ii) as of the date of such Request for Credit Extension, the Borrower and its Domestic Subsidiaries have on deposit in domestic deposit accounts not more than $5,000,000 in the aggregate of Available Funds. As used in the preceding sentence, the term “Available Funds” means funds that are designated as “available” by the depositary bank; provided, however, that there shall be excluded from the calculation of Available Funds (x) any amounts on deposit in any account held in the name of the Borrower or any Domestic Subsidiary that (1) contain commingled funds with a third party, (2) are payroll accounts, (3) are maintained in a fiduciary capacity, such as a VEBA account, and (4) may have negative tax implications, and (y) any amounts on deposit in the trust account. For purposes of clarity, amounts in the deposit accounts set forth in Part 1 of Schedule 4.02(f) attached hereto shall be deemed to constitute Available Funds, and amounts in the deposit accounts set forth in Part 2 of Schedule 4.02(f) attached hereto shall be deemed to not constitute Available Funds; provided that, such Schedule may be amended from time to time with the consent of the Lenders.

2. Amendment to Schedules. Subject to the terms and conditions set forth herein, Schedule 4.02(f) as set forth on Exhibit A attached hereto is hereby added to and made a part of the Credit Agreement in numerical order, with appropriate references to such Schedule added to the Table of Contents thereof.

3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth or referred to herein, and hereby confirms, reaffirms and ratifies in all respects the Loan Documents to which such Guarantor is a party, as the same may be amended (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

4. Full Force and Effect of Credit Agreement. Except as specifically amended, modified or supplemented hereby, the Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

5. Representations and Warranties. The Borrower hereby certifies that after giving effect to this Amendment Agreement:

(a) The representations and warranties of the Borrower and each Loan Party contained in Article V of the Agreement, in each other Loan Document or in any document furnished at any time under or in connection with the Loan Documents (i) that are qualified by materiality in any respect are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such date and (ii) that are not qualified by materiality in any respect are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;

(b) This Amendment Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto or thereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(c) After giving effect hereto, no Default or Event of Default exists.

6. Conditions to Effectiveness. The effectiveness of this Amendment Agreement and the amendments to the Credit Agreement provided herein are subject to the satisfaction of the following conditions precedent:

(a) delivery to the Administrative Agent of four (4) original counterparts of this Amendment Agreement, including Exhibit A hereof, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders; and

(b) such other documents, instruments and certificates as reasonably requested by the Administrative Agent.

Upon satisfaction of the conditions set forth in this Section 6, this Amendment Agreement shall be effective as of the Closing Date.

7. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

8. Governing Law. This Amendment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

9. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Administrative Agent, may not assign any rights, powers, duties or obligations hereunder.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

BEARINGPOINT, INC.

By:	/s/ Patrick H. Kinzler
Name:	Patrick H. Kinzler
Title:	Treasurer

Amendment No. 2 Signature Page

GUARANTORS:

BEARINGPOINT AMERICAS, INC.
BEARINGPOINT GLOBAL, INC.
BEARINGPOINT GLOBAL OPERATIONS, INC.
BEARINGPOINT INTERNATIONAL I, INC.
BEARINGPOINT USA, INC.
METRIUS, INC,
OAD ACQUISITION CORP.
OAD GROUP, INC.
PEATMARWICK, INC.
SOFTLINE ACQUISITION CORP.
SOFTLINE CONSULTING & INTEGRATORS, INC.

By:	/s/ Patrick H. Kinzler
Name:	Patrick H. Kinzler
Title:	Treasurer

Amendment No. 2 Signature Page

BEARINGPOINT, LLC BEARINGPOINT BG, LLC
BEARINGPOINT ENTERPRISE HOLDINGS, LLC
BEARINGPOINT GLOBAL DELAWARE, LLC
BEARINGPOINT ISRAEL, LLC BEARINGPOINT PUERTO RICO, LLC
BEARINGPOINT RUSSIA, LLC
BEARINGPOINT SOUTH PACIFIC, LLC
BEARINGPOINT SOUTHEAST ASIA, LLC
BEARINGPOINT TECHNOLOGY PROCUREMENT SERVICES, LLC
12 MID ATLANTIC LLC
12 NORTHWEST LLC PELOTON HOLDINGS, L.L.C.
800 MHZ TRANSITION ADMINISTRATOR, LLC

By:	/s/ Patrick H. Kinzler
Name:	Patrick H. Kinzler
Title:	Authorized Person

Amendment No. 2 Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Mollie S. Canup
Name:	Mollie S. Canup
Title:	Vice President

Amendment No. 2 Signature Page

BANK OF AMERICA, N.A., as a Lender, Swing
Line Lender and an L/C Issuer

By:	/s/ John E. Williams
Name:	John E. Williams
Title:	Senior Vice President

Amendment No. 2 Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jeffrey Lubatkin
Name:	Jeffrey Lubatkin
Title:	Senior Vice President

Amendment No. 2 Signature Page